UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D. C. 20549

                        _____________

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934


Date of earliest event
  reported:  October 19, 2005


                         AMR CORPORATION
   (Exact name of registrant as specified in its charter)


          Delaware                1-8400              75-1825172
 (State of Incorporation) (Commission File Number) (IRS Employer
                                                 Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas          76155
(Address of principal executive offices)            (Zip Code)


                         (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-
2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-
4(c) under the Exchange Act (17 CFR 240.13e-4(c))






Item 2.02  Results of Operations and Financial Condition

AMR Corporation (the Company) is furnishing herewith a press release issued on October 19, 2005 by the Company as Exhibit
99.1 which is included herein. This press release was issued to report the Company's third quarter 2005 results.

Item 9.01  Financial Statements and Exhibits

     (c)  Exhibits

          Exhibit 99.1   Press Release of AMR dated October 19,
                         2005








                          SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AMR CORPORATION



                                      /s/Charles D. MarLett
                                      Charles D. MarLett
                                      Corporate Secretary



Dated:  October 19, 2005






                        EXHIBIT INDEX


Exhibit        Description

99.1 Press Release






                              Exhibit 99.1

                              CONTACT:   Al Becker
                                         Corporate Communications
                                         Fort Worth, Texas
                                         817-967-1577
                                         corp.comm@aa.com

FOR RELEASE: Wednesday, Oct. 19, 2005

Editor's Note: A live Webcast reporting third quarter results will be broadcast on the Internet on Oct. 19 at 2 p.m. EDT. (Windows Media Player required for viewing.)



AMR CORPORATION REPORTS A THIRD QUARTER LOSS OF $153 MILLION

American's Financial Performance In the Quarter Was Undermined
 By Record High Fuel Prices, The Impact Of Growing Low-Cost
      Carriers And Airlines Restructuring In Bankruptcy


     FORT WORTH, Texas -- AMR Corporation, the parent company of American Airlines, Inc., today reported a net loss of $153 million for the third quarter, or $0.93 per share fully diluted. The loss includes a net $58 million negative impact of two special items - an $80 million charge for a contract termination and a $22 million credit for the reversal of an insurance reserve. Without these special items, AMR would have recorded a net loss of $95 million, or $0.58 per share. The current quarter results compare to a net loss of $214 million, or $1.33 per share fully diluted, in the third quarter last year. Excluding a special item of $18 million, the net loss in the third quarter of 2004 would have been $232 million, or $1.44 per share fully diluted.
     "It is certainly disappointing to have swung to a loss after recording our first quarterly profit (without special items) since 2000 in the second quarter of this year," said AMR Chairman and CEO Gerard Arpey. "The fact that we were unable to sustain profitability despite robust customer volumes says a lot about our inability to pass on fuel-price increases to consumers. This underscores the need to accelerate our cost-cutting initiatives across the board under our Turnaround Plan."

                         -- more --





     Arpey also pointed out that Hurricanes Katrina and Rita, in addition to driving fuel costs significantly higher, adversely impacted results by temporarily reducing air travel, disrupting airline operations and increasing other costs.
     American's revenue performance during the third quarter was marked by record high load factors and significantly improved yields. The mainline load factor - or percentage of total seats filled - was 81.2 percent, an increase of 3.3 points compared to a year ago. Yield, which represents average fares, was up 8 percent.
     "Strong demand, combined with capacity restraint, enabled us to gain some traction on the revenue side of the ledger," Arpey said. "We saw our first significant yield increase in some time. But there is still a disconnect between the price of fuel and the price of air travel. Just to cover the increase in fuel costs over the past two years, American would have had to raise fares nearly $75 per roundtrip ticket. During this time period, our average fare increased by only $15."
     During the third quarter, the Company paid $525 million more for fuel than it would have paid with last year's fuel prices - and $204 million more than it would have paid using the average price from the second quarter. American's mainline cost per available seat mile in the quarter was up by 9.7 percent year over year. Excluding fuel and special items, the mainline unit cost was down by 2.4 percent year over year.
     "The progress we have made in reducing our non-fuel expenses is a big reason why we are in better shape than some of our competitors," Arpey said. "But to assure our future, we must accelerate our rate of progress, and bring our costs to levels that are competitive with both the low-cost segment of the industry and the carriers in or emerging from bankruptcy reorganization."
     Arpey noted that American produces a product people truly enjoy. "Our challenge, as always," he said, "is to leverage the public's love of travel in a way that is as rewarding to our shareholders as it is to our customers.
The people of American Airlines are working collaboratively to make that happen."


                         -- more --





     Arpey pointed out that despite the Company's challenges, AMR contributed $75 million to its various defined benefit plans in the third quarter and another $22 million on Oct. 14, bringing its total contributions to the plans this year to $310 million. AMR ended the period with $3.9 billion in cash and short-term investments, including a restricted balance of $499 million.
     Looking forward, the Company expects to post - at the current level of fuel prices - a significant loss in the fourth quarter.


Editor's Note: AMR's Chairman, President and Chief Executive Officer, Gerard Arpey, and its Chief Financial Officer, James Beer, will make a presentation to analysts during a teleconference on Wednesday, Oct. 19, from 2 p.m. to 2:45 p.m. EDT. Following the analyst call, they will hold a question-and-answer conference call for media from 3 p.m. to 3:45 p.m. EDT. Reporters interested in listening to the presentation or participating in the media Q&A should call 817-967-1577.

Statements in this release contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this release, the words "expects," "plans," "anticipates," "indicates," "believes," "forecast," "guidance," "outlook" and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, without limitation, the Company's expectations concerning operations and financial conditions, including changes in capacity, revenues and costs, future financing plans and needs, overall economic conditions, plans and objectives for future operations, and the impact on the Company of its results of operations in recent years and the sufficiency of its financial resources to absorb that impact. Other forward-looking statements include statements which do not relate solely to historical facts, such as, without limitation, statements which discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this release are based upon information available to the Company on the date of this release. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

Forward-looking statements are subject to a number of factors that could cause the Company's actual results to differ materially from the Company's expectations. The following factors, in addition to other possible factors not listed, could cause the Company's actual results to differ materially from those expressed in forward-looking statements: changes in economic, business and financial conditions; the Company's substantial indebtedness; continued high fuel prices and the availability of fuel; further increases in the price of fuel; the impact of events in Iraq; conflicts in the Middle East or elsewhere; the highly competitive business environment faced by the Company, characterized by increasing pricing transparency and competition from low cost carriers


                         -- more --





and financially distressed carriers; historically low fare levels and fare simplification initiatives (both of which could result in a further deterioration of the revenue environment); the ability of the Company to reduce its costs further without adversely affecting operational performance and service levels; uncertainties with respect to the Company's international operations; changes in the Company's business strategy; actions by U.S. or foreign government agencies; the possible occurrence of additional terrorist attacks; another outbreak of a disease (such as SARS) that affects travel behavior; uncertainties with respect to the Company's relationships with unionized and other employee work groups; the inability of the Company to satisfy existing financial or other covenants in certain of its credit agreements; the availability and terms of future financing; the ability of the Company to reach acceptable agreements with third parties; and increased insurance costs and potential reductions of available insurance coverage. Additional information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to the 2004 Form 10-K.

Detailed financial information follows:


                        -- more --





                       AMR CORPORATION
            CONSOLIDATED STATEMENTS OF OPERATIONS
           (in millions, except per share amounts)
                         (Unaudited)

                                       Three Months Ended
                                          September 30,     Percent
                                         2005       2004    Change
Revenues
   Passenger - American Airlines       $4,428     $3,838     15.4
             - Regional Affiliates        570        488     16.8
   Cargo                                  152        149      2.0
   Other revenues                         335        287     16.7
      Total operating revenues          5,485      4,762     15.2

Expenses
   Wages, salaries and benefits         1,664      1,696     (1.9)
   Aircraft fuel                        1,582      1,056     49.8
   Other rentals and landing fees         337        295     14.2
   Depreciation and amortization          292        317     (7.9)
   Commissions, booking fees and
     credit card expense                  292        288      1.4
   Maintenance, materials and repairs     269        265      1.5
   Aircraft rentals                       148        152     (2.6)
   Food service                           136        145     (6.2)
   Other operating expenses               726        593     22.4
   Special charges (credits)                -        (18)      *
      Total operating expenses          5,446      4,789     13.7

Operating Income (Loss)                    39        (27)      *

Other Income (Expense)
   Interest income                         40         19       *
   Interest expense                      (240)      (219)     9.6
   Interest capitalized                    12         22    (45.5)
   Miscellaneous - net                     (4)        (9)   (55.6)
                                         (192)      (187)     2.7

Loss Before Income Taxes                 (153)      (214)   (28.5)
Income tax                                  -          -        -
Net Loss                                $(153)     $(214)   (28.5)


Basic and Diluted Loss Per Share       $(0.93)    $(1.33)

Number of Shares Used in
Computation
   Basic and Diluted                      164        161


*  Greater than 100%






                       AMR CORPORATION
                    OPERATING STATISTICS
                         (Unaudited)

                                                Three Months Ended
                                                   September 30,     Percent
                                                  2005       2004    Change
American Airlines, Inc. Mainline Jet Operations
   Revenue passenger miles (millions)            37,025     34,659    6.8
   Available  seat  miles (millions)             45,613     44,515    2.5
   Cargo ton miles (millions)                       539        529    1.9
   Passenger load factor                           81.2%      77.9%   3.3 pts
   Passenger revenue yield per passenger
      mile (cents)                                11.96      11.07    8.0
   Passenger revenue per available seat
      mile (cents)                                 9.71       8.62   12.6
   Cargo revenue yield per ton mile (cents)       28.23      28.11    0.4
   Operating expenses per available seat mile,
      excluding Regional Affiliates (cents) (1)   10.62       9.68    9.7
   Fuel consumption (gallons, in millions)          763        773   (1.3)
   Fuel price per gallon (cents)                  187.6      125.4   49.6

Regional Affiliates
   Revenue passenger miles (millions)             2,386      1,959   21.8
   Available seat miles (millions)                3,326      2,840   17.1
   Passenger load factor                           71.7%      69.0%   2.7 pts.

AMR Corporation
Average Equivalent Number of Employees
   American Airlines                             75,600     80,300
   Other                                         12,900     13,000
      Total                                      88,500     93,300

(1) Excludes $650 million and $539 million of expense incurred related to Regional Affiliates in 2005 and 2004, respectively.






                       AMR CORPORATION
             NON-GAAP AND OTHER RECONCILIATIONS
                         (Unaudited)


American Airlines, Inc. Mainline Jet Operations           Three Months Ended
(in millions, except as noted)                               September 30,
                                                           2005         2004

Total operating expenses                                 $5,496       $4,846
Less: Operating expenses incurred related
      to Regional Affiliates                                650          539
Operating expenses excluding expenses incurred
   related to Regional Affiliates                        $4,846       $4,307
American mainline jet operations available seat miles    45,613       44,515

Operating expenses per available seat mile,
   excluding Regional Affiliates (cents)                  10.62         9.68

Impact of special items (cents)                           (0.12)        0.04
Fuel cost per available seat mile (cents)                 (3.14)       (2.18)
Operating expenses per available seat mile,
   excluding impact of special items and the cost
   of fuel (cents)                                         7.36         7.54

Percent change                                             (2.4)%


AMR Corporation
Fuel Price vs. 3rd Quarter 2004

Average fuel price per gallon (cents)
   Three months ended September 30, 2005                  188.5
   Three months ended September 30, 2004                  125.9
Change in price (cents)                                    62.6
2005 consumption (gallons, in millions)               x   839.1
Impact of fuel price variance (in $ millions)             525.3


AMR Corporation
Fuel Price vs. 2nd Quarter 2005

Average fuel price per gallon (cents)
   Three months ended September 30, 2005                  188.5
   Three months ended June 30, 2005                       164.2
Change in price (cents)                                    24.3
2005 consumption (gallons, in millions)               x   839.1
Impact of fuel price variance (in $ millions)             203.9


Note: The Company believes that operating expenses per available seat mile, excluding special items and the cost of fuel, as well as the impact of fuel price increases, assist investors in understanding the impact of fuel prices on the Company's operations, without regard to special items.






                       AMR CORPORATION
             NON-GAAP AND OTHER RECONCILIATIONS
                         (Unaudited)




AMR Corporation
Impact of Special Items                           Three Months Ended
(in millions, except per share amounts)           September 30, 2005
                                                 Amount           EPS

Net loss                                          $(153)       $(0.93)
Less: Impact of special items                        58          0.35
Net loss excluding special items                  $ (95)       $(0.58)




AMR Corporation
Impact of Special Items                           Three Months Ended
(in millions, except per share amounts)           September 30, 2004
                                                 Amount           EPS

Net loss                                          $(214)       $(1.33)
Add: Impact of special items                        (18)        (0.11)
Net loss excluding special items                  $(232)       $(1.44)


Note: The Company believes the loss excluding special items assists investors in understanding the impact of the current quarter special items on the Company's financial results.







                       AMR CORPORATION
            CONSOLIDATED STATEMENTS OF OPERATIONS
           (in millions, except per share amounts)
                         (Unaudited)

                                        Nine Months Ended
                                          September 30,     Percent
                                         2005       2004    Change
Revenues
   Passenger - American Airlines      $12,534    $11,411      9.8
             - Regional Affiliates      1,582      1,413     12.0
   Cargo                                  460        452      1.8
   Other revenues                         968        828     16.9
      Total operating revenues         15,544     14,104     10.2

Expenses
   Wages, salaries and benefits         4,979      5,039     (1.2)
   Aircraft fuel                        4,030      2,781     44.9
   Other rentals and landing fees         956        901      6.1
   Depreciation and amortization          868        963     (9.9)
   Commissions, booking fees and
      credit card expense                 849        863     (1.6)
   Maintenance, materials and repairs     761        741      2.7
   Aircraft rentals                       443        458     (3.3)
   Food service                           388        421     (7.8)
   Other operating expenses             1,979      1,775     11.5
   Special charges (credits)                -        (49)       *
      Total operating expenses         15,253     13,893      9.8

Operating Income (Loss)                   291        211     37.9

Other Income (Expense)
   Interest income                        104         47        *
   Interest expense                      (697)      (648)     7.6
   Interest capitalized                    59         60     (1.7)
   Miscellaneous - net                    (14)       (44)   (68.2)
                                         (548)      (585)    (6.3)

Loss Before Income Taxes                 (257)      (374)   (31.3)
Income tax                                  -          -        *
Net Loss                                $(257)     $(374)   (31.3)


Basic and Diluted Loss Per Share       $(1.58)   $ (2.33)

Number of Shares Used in
Computation
   Basic and Diluted                      163        160

*   Greater than 100%





                       AMR CORPORATION
                    OPERATING STATISTICS
                         (Unaudited)

                                                 Nine Months Ended
                                                   September 30,     Percent
                                                  2005       2004    Change
American Airlines, Inc. Mainline Jet Operations
   Revenue passenger miles (millions)           105,147     98,271    7.0
   Available  seat  miles (millions)            133,485    131,109    1.8
   Cargo ton miles (millions)                     1,636      1,617    1.2
   Passenger load factor                           78.8%      75.0%   3.8 pts
   Passenger revenue yield per passenger
      mile (cents)                                11.92      11.61    2.7
   Passenger  revenue  per available seat
      mile (cents)                                 9.39       8.70    7.9
   Cargo revenue yield per ton mile (cents)       28.11      27.92    0.7
   Operating expenses per available seat mile,
      excluding Regional Affiliates (cents) (1)   10.16       9.56    6.3
   Fuel consumption (gallons, in millions)        2,242      2,276   (1.5)
   Fuel price per gallon (cents)                  162.9      112.7   44.5

Regional Affiliates
   Revenue passenger miles (millions)             6,588      5,355   23.0
   Available seat miles (millions)                9,452      7,958   18.8
   Passenger load factor                           69.7%      67.3%   2.4 pts.

(1) Excludes $1.9 billion and $1.5 billion of expense incurred related to Regional Affiliates in 2005 and 2004, respectively.







                       AMR CORPORATION
             NON-GAAP AND OTHER RECONCILIATIONS
                         (Unaudited)


American Airlines, Inc. Mainline Jet Operations            Nine Months Ended
(in millions, except as noted)                               September 30,
                                                           2005         2004

Total operating expenses                                $15,419      $14,072
Less: Operating expenses incurred related
      to Regional Affiliates                              1,860        1,543
Operating expenses excluding expenses incurred
   related to Regional Affiliates                       $13,559      $12,529
American mainline jet operations available seat miles 133,485 131,109 Operating expenses per available seat mile,
   excluding Regional Affiliates (cents)                  10.16         9.56








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